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Exhibit 10.1

Certification of Chief Executive Officer

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Wimm-Bill-Dann Foods OJSC (the "Company") hereby certifies, to such officer's knowledge, that:

          (i)    the accompanying Annual Report on Form 20-F of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

          (ii)   the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 27, 2003	/s/ SERGEI A. PLASTININ Sergei A. Plastinin Chairman of the Management Board

        The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. § 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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Certification of Chief Executive Officer